                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 13, 2002

                           KAISER ALUMINUM & CHEMICAL
                                   CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3605
                            (Commission File Number)

                                   94-0928288
                     (I.R.S. Employer Identification Number)

                           5847 SAN FELIPE, SUITE 2600
                                 HOUSTON, TEXAS
                    (Address of Principal Executive Offices)

                                   77057-3268
                                   (Zip Code)

                                 (713) 267-3777
              (Registrant's telephone number, including area code)

ITEM 9.         REGULATION FD DISCLOSURE

      On August 13, 2002, in connection with the filing by Kaiser Aluminum &
Chemical Corporation, a Delaware corporation (the "Company"), of its Quarterly
Report on Form 10-Q for the period ending June 30, 2002 (the "Report"), the
Company filed as correspondence with the Securities and Exchange Commission certifications by Jack A. Hockema, the Company's Chief Executive Officer, and
John T. La Duc, the Company's Chief Financial Officer, pursuant to 18 U.S.C.
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The
text of such certificates is as follows:

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                 August 13, 2002

      In connection with the Quarterly Report on Form 10-Q by Kaiser Aluminum &
Chemical Corporation, a Delaware corporation (the "Company"), for the period ending June 30, 2002 (the "Report"), as filed on the date hereof with the
Securities and Exchange Commission, the undersigned, Jack A. Hockema, Chief
Executive Officer of the Company, does hereby certify, pursuant to 18 U.S.C.
1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer's knowledge:

      (1)  The Report fully complies with the requirements of Section 13(a) or
           15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or
           78o(d)); and

      (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the
           Report.

      IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first above written.

                                       /s/ Jack A. Hockema
                                           Jack A. Hockema
                                       Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                 August 13, 2002

      In connection with the Quarterly Report on Form 10-Q by Kaiser Aluminum &
Chemical Corporation, a Delaware corporation (the "Company"), for the period ending June 30, 2002 (the "Report"), as filed on the date hereof with the
Securities and Exchange Commission, the undersigned, John T. La Duc, Chief
Financial Officer of the Company, does hereby certify, pursuant to 18 U.S.C.
1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer's knowledge:

      (1)  The Report fully complies with the requirements of Section 13(a) or
           15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or
           78o(d)); and

      (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the
           Report.

      IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first above written.

                                       /s/ John T. La Duc
                                           John T. La Duc
                                       Chief Financial Officer

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KAISER ALUMINUM & CHEMICAL CORPORATION
                                                (Registrant)

                                          /s/ Daniel D. Maddox
                                   By:        Daniel D. Maddox
                                       Vice President and Controller

Dated:  August 13, 2002